Summary Prospectus		February 28, 2014, as supplemented July 8, 2014
PZA	PowerShares National AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured National Municipal Bond Portfolio)

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2014, as supplemented July 8, 2014 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares National AMT-Free Municipal Bond Portfolio (the ”Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the ”Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (”Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or ”turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax. The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the underlying index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility

1
PZA PowerShares National AMT-Free Municipal Bond Portfolio

PZA-SUMPRO-1  REV070814

that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (”IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will ”call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the

Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (”NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (”ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

2
PZA PowerShares National AMT-Free Municipal Bond Portfolio

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.32% (3rd Quarter 2009)	(7.76)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	(6.40)%	6.58%	3.37%
Return After Taxes on Distributions	(6.40)%	6.56%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	(1.94)%	6.23%	3.62%
The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	(3.00)%	N/A	N/A
Barclays Municipal Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(4.42)%	7.55%	4.83%

	1 Year	5 Years	Since Inception (10/11/07)
Barclays Municipal Insured Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(3.30)%	7.22%	4.85%
Blended—The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index(3) (reflects no deduction for fees, expenses or taxes)	(3.00)%	7.50%	4.37%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index. Prior to that date, the Fund’s underlying index was The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index. Information for the new underlying index is not available because the Fund did not begin tracking that index until after the periods ended December 31, 2013 shown in the table above.

(2)	Effective July 8, 2014, the Fund has changed its benchmark index from the Barclays Municipal Insured Long 20 Year Index to the Barclays Municipal Long 20 Year Index, which the Adviser believes is more representative of the securities in which the Fund invests and, therefore, provides a more appropriate measure of the Fund’s performance.

(3)	The data shown as “Blended” is composed of two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through December 31, 2013.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

3
PZA PowerShares National AMT-Free Municipal Bond Portfolio

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the alternative minimum tax (“AMT”). Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, generally are taxed as ordinary (taxable) income or long-term capital gains. A sale of Shares may result in a taxable capital gain or loss.

4
PZA PowerShares National AMT-Free Municipal Bond Portfolio

P-PZA-SUMPRO-1  REV070814